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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               July 26, 2006

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


  NEW YORK                 001-06152               13-2614959
  --------                 ---------               ---------
(State or other jurisdiction  (Commission    (I.R.S. employer of
incorporation)                file number)      identification number)


         One Wall Street, New York, NY                       10286
         -----------------------------                       -----
    (Address of principal executive offices)                (Zip code)

                                    212-495-1784
                                    ------------
                  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

(c) On July 26, 2006, The Bank of New York Company, Inc. (the "Company") issued a press release announcing the Board of Directors has named Senior Executive Vice President Thomas (Todd) P. Gibbons as Chief Financial Officer of the Company, effective September 1, 2006. Mr. Gibbons is currently The Bank of New York's chief risk officer. He will continue in his capacity as chief risk officer in addition to his new position as Chief Financial Officer. Mr. Gibbons, age 49, joined The Bank of New York in 1986 and held key management positions in the capital markets business. His 20-year career with the Company has included a number of leadership roles including head of global treasury, with responsibility for asset and liability management, funding, money market trading, swaps and derivative products. He was named chief risk policy officer in 1999 and has directed the Company's comprehensive approach to managing credit, operational and market risk.

The current Chief Financial Officer and Vice Chairman, Bruce W. Van Saun, will remain at the Company in the position of Vice Chairman and assume leadership responsibility for the Bank's market-related businesses including asset management, private banking, global markets and securities lending. He will also continue to oversee the capital markets business and the corporate development function. The Company also announced expanded responsibilities for two other senior executives.

A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.






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ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(d)  Exhibit No.     Description
     -----------     -----------
        99.1	     Press release, dated July 26, 2006, related to the
                     announced expanded responsibilities for several senior executives.







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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2006

                                     THE BANK OF NEW YORK COMPANY, INC.
                                     (Registrant)


                                      By: /s/ Bruce W. Van Saun
                                      -------------------------
                                      Name:   Bruce W. Van Saun
                                      Title:  Chief Financial Officer









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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99.1	Press release, dated July 26, 2006, related to the
                announced expanded responsibilities for several senior executives.